SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 25, 2001
(Date of earliest event reported)  January 25, 2001

MNB BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-20878                         48-1120026
(Commission File Number)        (IRS Employer Identification Number)

800 Poyntz Avenue, Manhattan, Kansas 66502
(Address of principal executive offices) (Zip Code)
(785) 565-2000
(Registrant's telephone number, including area code)


Item 5.  Other Information

On January 25, 2001, MNB Bancshares, Inc. issued a press release announcing its earnings for the quarter and year ended December 31, 2000 and its declaration of a cash dividend to its stockholders. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits

99.1 News Release dated January 25, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MNB BANCSHARES, INC.

Dated: January 25, 2001            By: /s/ Mark A. Herpich
                                           Mark A. Herpich
                                           Vice President, Secretary, Treasurer
                                             and Chief Financial Officer